                              FOR GROWTH OF CAPITAL


                                                                  DELAWARE GROUP
                                                                     DelCap Fund


                                                                            1997
                                                    professional management
                                                                     Semi-Annual
                                                      service and guidance
                                                                          Report
                                                                      goals
[PICTURE OF LANDSCAPE]








DELAWARE
GROUP
--------

--------------------------------------------------------------------------------
A P R I L   1 5 ,   1 9 9 7

Dear Shareholder:

The first half of DelCap Fund's 1997 fiscal year was a time of change and transition for both the financial markets and your Fund's leadership.
        Stocks of large companies outperformed stocks of medium-size and small companies for most of the period. DelCap was negatively affected by this trend. However, we used market weakness as an opportunity to make some changes in the Fund's portfolio, which we believe auger for better long-term growth potential.
        For the six months ended March 31, 1997, DelCap Fund's A Class shares had a total return of -11.57% (with distributions reinvested at net asset value). In part, this reflected a stock market whose volatility returned to historical norms.
        Since September, your Fund has increased its position in technology and energy stocks, two sectors whose growth prospects appear attractive.
We believe these and other changes your Fund's management have made should put DelCap in a better position for the months ahead.

TO HELP PRESERVE CAPITAL IN A DIFFICULT MARKET,
YOUR FUND REDUCED ITS EXPOSURE TO CYCLICAL CONSUMER BUSINESSES.

        In our opinion, the mid-cap sector's performance since the fall reflected a preoccupation with company size that was short-sighted and not sustainable. Although a modest increase in interest rates at the end of March adversely affected many stocks, we believe the current environment may ultimately increase the attractiveness of medium-size companies that can maintain consistent earnings growth.

TOTAL RETURN
--------------------------------------------------------------------------------------------------------
                                                        SIX MONTHS ENDED             10 YEARS ENDED+
                                                         MARCH 31, 1997              MARCH 31, 1997
--------------------------------------------------------------------------------------------------------
DelCap Fund A                                             -11.57%                      +11.04%
--------------------------------------------------------------------------------------------------------
NASDAQ Industrial Index                                    -8.10%                       +8.40%
Standard & Poor's 500 Index                               +11.24%                      +13.38%
Lipper Mid-Cap Fund Average                                -6.27% (199 funds)          +11.49% (25 funds)
--------------------------------------------------------------------------------------------------------
+ AVERAGE ANNUAL TOTAL RETURN.
ALL PERFORMANCE QUOTED ABOVE IS BASED ON NET ASSET VALUE WITHOUT EFFECT OF
SALES CHARGES. SEC-MANDATED PERFORMANCE INFORMATION FOR ALL CLASSES OF DELCAP
FUND CAN BE FOUND ON PAGE 8.


                             1997 SEMI-ANNUAL REPORT

                                                    Screened backword discipline

        On March 20, Gerald S. Frey, your Fund's co-manager, assumed leadership of DelCap's veteran portfolio management team. Two new investment professionals - Marshall T. Bassett and John A. Heffern - have been added to the team that assists Mr. Frey.
        Let me assure you that DelCap's investment strategy has not changed.
The Fund consistently employs a fundamental approach to investing - emphasizing long-term earnings growth and careful company-by-company analysis. This strategy has provided an average annual lifetime return of +20.05% (for A Class shares as of March 31, 1997 with distributions reinvested at net asset value and without effect of sales charges).
        Since last fall, the fear of higher interest rates has been a thorn in the side of investors. A low U.S. unemployment rate and six years of economic expansion have investors speculating about how much the Federal
Reserve Board might increase the cost of borrowing to curtail inflation.
        In late March, the Fed raised the federal funds rate - the interest rate banks charge each other for overnight loans - by 25 basis points (0.25%) to 5.50%. We share the view of most economists that further increases could follow in the months ahead.
        To help preserve capital in this uncertain environment, your Fund substantially reduced its exposure to cyclical consumer businesses such as credit card companies and restaurants. DelCap's managers have also sold health care stocks that they considered vulnerable to likely changes in federal government reimbursement policies.
        We encourage you to read Mr. Frey's review of the Fund's performance, what steps he's taken in response to market conditions and his outlook for the balance of fiscal 1997. We thank you for your continuing confidence in Delaware Group.

Sincerely,


/s/ Wayne A. Stork
-----------------------------------------------
Wayne A. Stork
CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER

                            1997 SEMI-ANNUAL REPORT

                           Portfolio Managers' Review

(PICTURE OF DELCAP'S PORTFOLIO MANAGEMENT TEAM HERE)

DELCAP'S PORTFOLIO MANAGEMENT TEAM is led by Gerald S. Frey (seated at far left). He is assisted by (left to right) William H. Miller, John A. Heffern, Lori P. Wachs and Judy Finger. Not shown is Marshall T. Bassett.

The first half of fiscal 1997 was not the finest hour for stocks of medium size companies. Faced with rising domestic interest rates and financial uncertainty in sectors such as technology, investors flocked to stocks of large companies which are viewed as relatively immune to the cyclical fortunes of the U.S. economy.

WE BELIEVE THE MARKET'S FIXATION ON SIZE IS SHORT-SIGHTED, AND IN FACT HAS CREATED SOME COMPELLING LONG-TERM OPPORTUNITIES FOR PATIENT INVESTORS.

    Many of these people chose to buy mutual funds whose holdings parallel the components of unmanaged indexes of large cap stocks. Relatively fewer people invested in funds that parallel mid-cap and small cap indexes, or like DelCap, have active management teams that evaluate medium-size companies one by one.
        We believe the market's fixation on size is short-sighted, and in fact has created some compelling long-term opportunities for patient investors. As of March 31, 1997, the difference between the relative annual performance of large company stocks and those of medium-size companies was at the widest level in five years.
        In such an environment, we believe prudent stock selection is especially important. In our opinion, an active professional management team can add value to an investment portfolio because the performance of individual stocks varies greatly within the mid-cap sector.

                             1997 SEMI-ANNUAL REPORT
4

INVESTMENT STRATEGY

When we evaluate medium-size companies, we look for a solid two-to-three year track record of growth in quarterly earnings and market share. Our investment discipline is to buy stocks selling at prices that do not reflect the company's earnings growth rate. We believe this indicates capital appreciation potential, especially if a company shows consistent earnings growth and industry leadership
        During the first half of 1997, John A. Heffern and Marshall T. Bassett joined the DelCap team. Mr. Heffern, a veteran bank stock analyst, focuses on financial and business services stocks while Mr. Bassett, previously an emerging growth stock specialist with Morgan Stanley, covers consumer stocks. This complements the work our other team members were doing in areas such as health care, leisure and lodging and technology. Each week we meet formally to discuss our research, which can include meetings with companies' management and plant visits, talking to customers and reviewing the competition.


PORTFOLIO HIGHLIGHTS
-----------------------------------------------------------------------------------------------------
MARKET VALUE OF COMPANIES*                            SEPTEMBER 30, 1996              MARCH 31, 1997
-----------------------------------------------------------------------------------------------------
        Less than $250 million                              1.4%                         1.7%
        $250 million to $1.5 billion                       44.4%                        37.2%
        Greater than $1.5 billion                          54.2%                        61.1%
MEDIAN MARKET CAPITALIZATION                             $1.2 billion                 $1.63 billion
NUMBER OF STOCKS                                             103                            83
CASH POSITION*                                                11%                          6.8%
AVERAGE STOCK
        PRICE-TO-EARNINGS RATIO**                          24.9x                         23.2x
BETA***                                                     1.11                         1.05

  * PERCENT OF NET ASSETS
 ** BASED ON A CONSENSUS OF ANALYSTS' EARNINGS ESTIMATES.
*** A MEASURE OF VOLATILITY RELATIVE TO THE S&P 500 INDEX FOR THE PAST THREE
    YEARS ENDED MARCH 31. A NUMBER LESS THAN 1.0 MEANS A SECURITY HAS
    FLUCTUATED IN PRICE LESS THAN THE INDEX. A NUMBER GREATER THAN 1.0 MEANS
    THE SECURITY HAS FLUCTUATED IN PRICE MORE THAN THE INDEX.


                             1997 SEMI-ANNUAL REPORT

Strategic Positioning

A PRUDENT CONSUMER
DIET: LESS RED MEAT,
NO MORE PLASTIC

Stock performance of the restaurant and credit card industries has suffered since September. Intense competition, adverse consumer spending patterns and slowing growth has depressed restaurant profits, and during the first half of fiscal 1997 we reduced our position in chains such as LONE STAR STEAKHOUSE.
        Credit card companies, meanwhile, are facing a growing volume of loan losses. Despite low unemployment and a healthy U.S. economy, more consumers are filing for bankruptcy or defaulting on unsecured debt. By liquidating our holdings of poorly performing credit card issuers such as ADVANTA, we helped preserve capital. We have been focusing on companies such as CMAC INVESTMENT which makes loans backed by hard assets such as autos or real estate.

HEALTH CHOICE: LESS GOVERNMENT, MORE MANAGED CARE
Proposals to alter federal Medicare reimbursement to service providers have negatively affected some health care stocks since last fall. We've reduced our position in companies whose profits we believed were sensitive to changes in federal health care policy. We have shifted our investment emphasis to physician practice management companies such as PHYCOR, operators of assisted living centers and health care services such as dental care that are not dependent on government programs.


BROAD SECTOR DIVERSIFICATION
DELCAP FUND VS. WILSHIRE MIDCAP INDEX
-----------------------------------------------------------------------------------------------------
March 31, 1997                                                       ALLOCATION
                                            SHARE OF FUND'S         CHANGE FROM          SHARE OF
BROAD SECTOR                                   NET ASSETS        SEPTEMBER 30, 1996        INDEX
-----------------------------------------------------------------------------------------------------
Consumer Goods
  and Consumer Services*                           27%                   -5%                 26%
Health Care                                        16                    +1                  14
Business Services                                  17                    +1                   9
Technology                                         21                    +8                  21
Financial                                           8                 No change               7
Basic Industry/Energy                               8                    +6                  19
Transportation/Utilities                            3                    +2                   2

 *THESE GROUPS CONSIST OF MANY MANUFACTURING AND SERVICE INDUSTRIES.


                             1997 SEMI-ANNUAL REPORT
6

TECHNOLOGY:
TIME TO REBOOT
Your Fund was underweighted in technology when the current fiscal year began and during the first half we significantly increased our technology stock holdings, taking advantage of the overall underperformance of this sector.

IN RECENT MONTHS, WE FOUND MANY OPPORTUNITIES TO ADD HIGH QUALITY COMPANIES AT WHAT WE BELIEVE WERE DEPRESSED PRICES.

        Our technology purchases, as well as other investment decisions, helped reduce your Fund's 11% cash position as of September 30, 1996, to 6% of net assets as of March 31.
        While we've endured some short-term pain for these efforts, we believe we can effectively position your Fund to participate in what is expected to be the most dynamic sector of the economy into the next millennium.

OUTLOOK
As we mentioned in our 1996 annual report, we're striving for a concentrated yet diverse portfolio. Over the past 18 months, we've reduced the number of stocks we own by more than 20%. This allows us to focus more closely on the trends affecting each of your Fund's holdings. Our top 10 holdings amounted to 23.8% of net assets as of March 31, 1997, a higher percentage than a year ago.
        For 11 years, DelCap has believed that a fundamental approach to investing can provide greater rewards than investing styles relying on short-term investor sentiment - the "momentum" of the market. Our team of professionals will continue to employ a consistent stock selection strategy that we are confident can not only endure the short-term effects of market volatility but ultimately reward patient, long-term investors. We look forward to reporting to you again in October.

outlook



Gerald S. Frey
SENIOR PORTFOLIO MANAGER
April 15, 1997

                             1997 SEMI-ANNUAL REPORT
                                                                               7

FUND PERFORMANCE
DELCAP FUND'S LIFETIME PERFORMANCE
Growth of a $10,000 Investment
March 27, 1986, to March 31, 1997



            DelCap Fund A     NASDAQ Industrial Index    S&P 500 Index
3/31/86       $10,000                $10,000                $10,000
3/31/87       $23,832                $12,084                $12,622
3/31/88       $23,684                $10,209                $11,569
3/31/89       $26,863                $10,607                $14,375
3/31/90       $33,854                $11,987                $15,888
3/31/91       $39,568                $14,502                $18,681
3/31/92       $44,544                $17,989                $21,296
3/31/93       $45,470                $18,987                $23,262
3/31/94       $51,672                $20,731                $24,501
3/31/95       $54,049                $21,338                $28,768
3/31/96       $69,466                $27,275                $37,448
3/31/97       $67,929                $27,092                $44,041

Capital gains and dividend reinvestment have provided more than half of the total return of DelCap Fund for the Fund's lifetime.

THE FUND'S PERFORMANCE IS COMPARED TO THAT OF THE S&P 500 AND THE NASDAQ INDUSTRIAL INDEX. CHART ASSUMES $10,000 INVESTED ON MARCH 27, 1986, AND INCLUDES THE EFFECT OF A 4.75% FRONT-END SALES CHARGE AND THE REINVESTMENT OF ALL DISTRIBUTIONS. PERFORMANCE OF OTHER CLASSES OF DELCAP FUND WILL VARY DUE TO DIFFERING CHARGES AND EXPENSES. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.


DELCAP FUND PERFORMANCE
Average Annual Return Through March 31, 1997
-------------------------------------------------------------------------------------------------------
                                               Lifetime      Ten Years         Five Years      One Year
-------------------------------------------------------------------------------------------------------
Class A (Est. 3/27/86)
         Excluding Sales Charge                +20.05%         +11.04%           +8.81%          -2.22%
         Including Sales Charge                +19.52%         +10.50%           +7.75%          -6.87%
-------------------------------------------------------------------------------------------------------
Class B (Est. 9/6/94)
         Excluding Sales Charge                +10.93%            -               -              -2.88%
         Including Sales Charge                +10.00%            -               -              -6.30%
-------------------------------------------------------------------------------------------------------
Class C (Est. 11/29/95)
         Excluding Sales Charge                 +4.50%            -               -              -2.86%
         Including Sales Charge                 +4.50%            -               -              -3.71%


ALL PERFORMANCE INCLUDES REINVESTMENT OF DISTRIBUTIONS AND APPLICABLE SALES CHARGES AS DESCRIBED BELOW. RETURN AND SHARE VALUE WILL FLUCTUATE SO THAT SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. PERFORMANCE FOR CLASS B AND C SHARES "EXCLUDING SALES CHARGE" ASSUMES THE INVESTMENT WAS NOT REDEEMED.

CLASS A SHARES CARRY A 4.75% MAXIMUM FRONT-END SALES CHARGE AND A 12B-1 FEE. CLASS B SHARES DO NOT CARRY A FRONT-END SALES CHARGE, BUT ARE SUBJECT TO A 1% ANNUAL DISTRIBUTION AND SERVICE FEE. THEY ARE ALSO SUBJECT TO A DEFERRED SALES CHARGE IF REDEEMED BEFORE THE END OF THE SIXTH YEAR. CLASS C SHARES HAVE A 1% ANNUAL DISTRIBUTION AND SERVICE FEE. IF SHARES ARE REDEEMED WITHIN 12 MONTHS, A 1% CONTINGENT DEFERRED SALES CHARGE APPLIES.

THE AVERAGE ANNUAL TOTAL RETURNS FOR THE LIFETIME, TEN-YEAR, FIVE-YEAR, ONE-YEAR PERIODS AND AGGREGATE RETURN FOR THE SIX MONTH-PERIOD ENDED MARCH 31, 1997, FOR DELCAP FUND'S INSTITUTIONAL CLASS, WHICH IS AVAILABLE WITHOUT SALES OR ASSET-BASED DISTRIBUTION CHARGES ONLY TO CERTAIN ELIGIBLE INSTITUTIONAL ACCOUNTS, WERE +20.19%, +11.19%, +9.09%, -1.92% AND -11.43%. THE INSTITUTIONAL
CLASS WAS INITIALLY MADE AVAILABLE NOVEMBER 9, 1992; PERFORMANCE PRIOR TO THAT DATE WAS ADJUSTED TO ELIMINATE THE EFFECT OF THE SALES CHARGE, BUT NOT CLASS A'S ASSET-BASED DISTRIBUTION CHARGE.

                             1997 SEMI-ANNUAL REPORT
8

  Financial Statements
 +DELAWARE GROUP EQUITY FUNDS IV, INC.-
++DELCAP FUND
  STATEMENT OF NET ASSETS
  MARCH 31, 1997
  (UNAUDITED)
--------------------------------------------------------------------------------
                                                     NUMBER         MARKET
                                                    OF SHARES       VALUE
                                                    ----------------------------
COMMON STOCK - 94.41%
BANKING, FINANCE & INSURANCE - 8.65%
 AMBAC........................................        76,300      $ 4,921,350
 Aames Financial..............................       505,500       10,236,375
 Blanch(E.W.)Holdings.........................       427,500        9,565,313
 CMAC Investment..............................       430,200       14,357,925
*FIRSTPLUS Financial Group....................       294,300        8,847,394
 MBIA ........................................       169,700       16,269,988
 Money Store (The)............................       522,300       10,935,656
                                                                   ----------
                                                                   75,134,001
                                                                   ----------
CABLE, MEDIA & PUBLISHING - 1.64%
 Cognizant....................................       238,900        6,957,963
 Reynolds & Reynolds Class A .................       307,400        7,339,175
                                                                   ----------
                                                                   14,297,138
                                                                   ----------
COMPUTERS & TECHNOLOGY - 22.16%
 Adobe Systems................................       512,200       20,520,013
*Affiliated Computer Services A ..............       685,800       15,687,675
*BA Merchant Services A.......................       198,200        2,725,250
*BISYS Group..................................       709,400       22,257,425
*BMC Software.................................       467,100       21,515,794
*Cascade Communications.......................       359,200        9,496,350
*Compuware....................................       213,400       13,470,875
*DST Systems..................................       103,900        2,961,150
 Dallas Semiconductor.........................       210,200        5,570,300
 First Data...................................       523,122       17,720,758
 HBO & Co. ...................................       297,474       14,148,607
*HNC Software ................................       192,000        5,004,000
*Parametric Technology .......................           800           36,050
*PeopleSoft ..................................        70,400        2,820,400
*Pure Atria ..................................       660,500       11,104,656
*Rational Software............................       467,000        9,602,688
*Sterling Commerce............................       294,512        8,540,848
*StorMedia Class A ...........................       814,900        9,320,419
                                                                  -----------
                                                                  192,503,258
                                                                   ----------
ELECTRONICS & ELECTRICAL - 4.92%
*Gartner Group Class A........................       302,800        6,510,200
*LSI Logic....................................       561,900       19,526,025
*Micron Technology............................        77,900        3,154,950
*Xilinx.......................................       277,800       13,525,388
                                                                   ----------
                                                                   42,716,563
                                                                   ----------
---------------------
 +Formerly known as Delaware Group DelCap Fund, Inc.
++Formerly known as Concept I Series.
  Top 10 holdings, representing 23.8% of net assets, are in bold face.

--------------------------------------------------------------------------------
                                                     NUMBER         MARKET
                                                    OF SHARES       VALUE
                                                    ----------------------------
COMMON STOCK (CONTINUED)
ENERGY - 5.79%
*CalEnergy................................           392,400    $ 13,341,600
*Global Industries Ltd....................           427,000       9,127,125
*Newpark Resources........................           223,000       9,756,250
*Noble Drilling...........................           580,200      10,008,450
*Reading & Bates..........................           356,100       8,056,763
                                                                ------------
                                                                  50,290,188
                                                                ------------
ENVIROMENTAL SERVICES - 4.55%
*Philip Environmental.....................         1,005,200      15,203,650
*USA Waste Services.......................           338,970      12,033,435
*United Waste Systems.....................           329,700      12,301,931
                                                                ------------
                                                                  39,539,016
                                                                ------------
FOOD, BEVERAGE & TOBACCO - 2.32%
 Foodmaker................................           938,350       9,500,794
 General Cigar Holdings...................           285,000       6,341,250
 Swisher International Group A............           295,200       4,317,300
                                                                ------------
                                                                  20,159,344
                                                                ------------
HEALTHCARE & PHARMACEUTICALS - 16.18%
*Centocor.................................           251,700       7,692,581
*Dura Pharmaceuticals.....................           426,900      15,234,994
*Health Care and Retirement...............           238,400       6,854,000
*Health Management Associates Class A.....           767,595      18,230,381
*HEALTHSOUTH..............................           492,600       9,420,975
*Incyte Pharmaceuticals...................            46,000       2,363,250
*Interim Services.........................           250,900       9,753,738
*Interneuron Pharmaceutical...............           200,900       3,503,194
*MedPartners..............................           809,500      17,201,875
*Orthodontic Centers of America...........           766,200      10,487,363
*Phycor...................................           578,500      15,727,969
*Quorum Health Group......................           314,200       9,720,563
*Teva Pharmaceutical ADR..................            59,900       3,316,963
*Vencor...................................           292,900      11,093,588
                                                                ------------
                                                                 140,601,434
                                                                ------------
LEISURE, LODGING & ENTERTAINMENT - 7.39%
 Callaway Golf............................           256,700       7,348,038
 HFS......................................           449,900      26,487,863
*Interstate Hotels........................           211,900       5,986,175
 La Quinta Inns...........................           156,300       3,204,150
*Lone Star Steakhouse/Saloon..............           280,700       6,403,469
*Mirage Resorts...........................           466,300       9,908,875
*Prime Hospitality .......................           308,900       4,826,563
                                                                ------------
                                                                  64,165,133
                                                                ------------

                            1997 SEMI-ANNUAL REPORT

--------------------------------------------------------------------------------
                                                     NUMBER         MARKET
                                                    OF SHARES       VALUE
                                                    ----------------------------
COMMON STOCK (CONTINUED)
RETAIL - 9.85%
*Bed Bath & Beyond........................            159,200     $ 3,850,650
*Circuit City Stores-CarMax Group.........             78,800       1,182,000
*CompUSA..................................            268,300       4,225,725
*General Nutrition........................            862,200      17,567,325
*Guitar Center............................            194,300       3,133,088
*Kohl's...................................            305,500      12,945,563
 Pep Boys-Manny, Moe & Jack...............            243,300       7,299,000
*Saks Holdings............................            236,200       6,790,750
 St. John Knits...........................            158,800       6,868,100
*Staples..................................            783,537      15,817,653
*Value City Department Stores.............            284,000       2,343,000
*Viking Office Products...................            182,900       3,566,550
                                                                 ------------
                                                                   85,589,404
                                                                 ------------
TELECOMMUNICATIONS - 0.41%
*CIENA....................................            125,400       3,566,063
                                                                 ------------
                                                                    3,566,063
                                                                 ------------
TEXTILES, APPAREL & FURNITURE - 3.17%
*Nine West Group..........................            197,600       8,842,600
*Tommy Hilfiger...........................            357,400      18,674,150
                                                                 ------------
                                                                   27,516,750
                                                                 ------------
TRANSPORTATION & SHIPPING - 1.28%
 Illinois Central.........................            353,550      11,136,825
                                                                 ------------
                                                                   11,136,825
                                                                 ------------
UTILITIES - 2.45%
 AES......................................            380,897      21,330,232
                                                                 ------------
                                                                   21,330,232
                                                                 ------------
MISCELLANEOUS - 3.65%
*CUC International........................            925,505      20,823,863
*Personnel Group of America...............            243,900       4,786,527
*Prime Service............................            318,800       6,057,200
                                                                 ------------
                                                                   31,667,590
                                                                 ------------
Total Common Stock (cost $672,774,409)....                        820,212,939
                                                                 ------------

                                                    PRINCIPAL
                                                     AMOUNT

REPURCHASE AGREEMENT - 7.56%
With Chase Manhattan 5.90% 4/01/97
 (dated 3/31/97, collateralized by
 $23,567,000 U.S. Treasury Notes
 5.125% due 2/28/98, market value
 $23,473,366).............................        $22,988,000     $22,988,000
With Paine Webber Securities 6.25% 04/01/97
 (dated 3/31/97, collateralized by
 $17,501,000 U.S. Treasury Notes
 6.00% due 08/31/97, market value
 $17,595,298 and
 $3,980,000 U.S. Treasury Notes
 7.75% due 11/30/99, market value
 $4,193,227)..............................         21,352,000      21,352,000

-------------------------------------------------------------------------------
                                                    PRINCIPAL        MARKET
                                                     AMOUNT          VALUE
                                                -------------------------------

REPURCHASE AGREEMENTS (CONTINUED)
With Prudential Securities 6.25% 04/01/97
 (dated 3/31/97 $22,382,000 U.S.
 Treasury Bills due 09/25/97,
 market value $21,794,703)................         $21,352,000     $ 21,352,000
Total Repurchase Agreement
 (cost $65,692,000).......................                           65,692,000
                                                                   ------------

TOTAL MARKET VALUE OF SECURITIES OWNED - 101.97%
 (cost $738,466,409)......................                         $885,904,939
                                                                   ------------
LIABILITIES NET OF RECEIVABLES
 AND OTHER ASSETS - (1.97%)...............                          (17,140,846)
                                                                   ------------
NET ASSETS APPLICABLE TO 36,205,756 SHARES
 ($.01 Par Value) OUTSTANDING - 100.00%...                        $ 868,764,093
                                                                   ============
NET ASSET VALUE - DELCAP FUND A CLASS:
 ($730,680,822 / 30,509,129 shares).......                               $23.95
                                                                         ======
NET ASSET VALUE - DELCAP FUND B CLASS
 ($16,171,545 / 688,672 shares)...........                               $23.48
                                                                         ======
NET ASSET VALUE - DELCAP FUND C CLASS
 ($2,488,834 / 104,932 shares)............                               $23.72
                                                                         ======
NET ASSET VALUE - DELCAP FUND INSTITUTIONAL CLASS
 ($119,422,892 / 4,903,023 shares)........                               $24.36
                                                                         ======

---------------------
*Non-income producing security for the six months ended March 31, 1997

COMPONENTS OF NET ASSETS AT MARCH 31, 1997:
Common stock $.01 par value, 500,000,000 shares
 authorized to the Fund...................                         $653,168,209
Accumulated undistributed:
 Net investment loss......................                          (11,246,486)
 Net realized gain on investments.........                           79,403,840
 Net unrealized appreciation of investments                         147,438,530
                                                                   ------------
 Total net assets.........................                         $868,764,093
                                                                   ============

                              See accompanying notes

                            1997 SEMI-ANNUAL REPORT
10

Delaware Group Equity Funds IV, Inc.-
DelCap Fund
Statement of Operations
Six Months Ended March 31, 1997
(Unaudited)


INVESTMENT INCOME:
Interest...................................       $1,887,874
Dividends..................................          879,688        $2,767,562
                                                  ----------
EXPENSES:
Management fees ($3,886,987)
 and directors' fees ($12,671).............        3,899,658
Distribution expenses......................        1,383,866
Dividend disbursing and transfer agent fees
 and expenses..............................          998,251
Accounting fees and salaries...............          178,731
Reports and statements to shareholders.....           56,700
Taxes (other than income)..................           40,000
Federal and state registration fees........           39,600
Professional fees..........................           31,650
Custodian fees.............................           30,000
Other......................................          110,821         6,769,277
                                                  ----------     -------------

NET INVESTMENT LOSS........................                         (4,001,715)
                                                                 -------------

NET REALIZED GAIN AND UNREALIZED
 LOSS ON INVESTMENTS:
Net realized gain from security transactions                        78,292,553
Net unrealized depreciation of investments
 during the period.........................                       (193,253,619)
                                                                 -------------

NET REALIZED GAIN AND UNREALIZED
 LOSS ON INVESTMENTS.......................                       (114,961,066)
                                                                 -------------

NET DECREASE IN NET ASSETS
 RESULTING FROM OPERATIONS................                       $(118,962,781)
                                                                 ==============
                           See accompanying notes

Delaware Group Equity Funds IV, Inc.-
DelCap Fund
Statement of Changes in Net Assets

                                               SIX MONTHS           YEAR
                                                  ENDED             ENDED
                                                 3/31/97           9/30/96
                                                UNAUDITED
------------------------------------------------------------------------------
OPERATIONS:
Net investment loss......................    $  (4,001,715)     $  (7,244,771)
Net realized gain from
 security transactions...................       78,292,553        141,476,838
Net unrealized appreciation
 (depreciation) during the period........     (193,253,619)        65,285,809
                                            --------------     --------------
Net increase (decrease) in net assets
 resulting from operations...............     (118,962,781)       199,517,876
                                            --------------     --------------
DISTRIBUTIONS TO SHAREHOLDERS
 FROM NET REALIZED GAIN ON
 SECURITY TRANSACTIONS:
 DelCap Fund A Class.....................     (106,872,179)      (106,000,980)
 DelCap Fund B Class.....................       (1,868,016)          (422,917)
 DelCap Fund C Class.....................         (238,607)                (4)
 DelCap Fund Institutional Class.........      (20,595,496)       (15,970,617)
                                            --------------     --------------
                                              (129,574,298)      (122,394,518)
                                            --------------     --------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
 DelCap Fund A Class.....................      258,529,602        317,170,421
 DelCap Fund B Class.....................        6,868,235         10,431,359
 DelCap Fund C Class.....................        1,426,677          1,855,616
 DelCap Fund Institutional Class.........       27,157,969         76,237,748

Net asset value of shares issued upon
 reinvestment of dividends from net
 realized gain on security transactions:
 DelCap Fund A Class.....................       95,973,672         94,027,731
 DelCap Fund B Class.....................        1,827,875            418,429
 DelCap Fund C Class.....................          228,718                  4
 DelCap Fund Institutional Class.........       20,595,496         15,971,018
                                            --------------     --------------
                                               412,608,244        516,112,326
                                            --------------     --------------
Cost of shares repurchased:
 DelCap Fund A Class.....................     (340,277,347)      (439,149,860)
 DelCap Fund B Class.....................       (1,856,568)        (1,186,427)
 DelCap Fund C Class.....................         (559,325)           (29,965)
 DelCap Fund Institutional Class.........      (69,245,526)       (56,897,203)
                                            --------------     --------------
                                              (411,938,766)      (497,263,455)
                                            --------------     --------------
Increase in net assets derived
 from capital share transactions.........          669,478         18,848,871
                                            --------------     --------------
NET INCREASE (DECREASE)
 IN NET ASSETS...........................     (247,867,601)        95,972,229
                                            --------------     --------------

NET ASSETS:
Beginning of period......................    1,116,631,694      1,020,659,465
                                            --------------     --------------
End of period............................   $  868,764,093     $1,116,631,694
                                            ==============     ==============

                              See accompanying notes

                            1997 SEMI-ANNUAL REPORT

Delaware Group Equity Funds IV, Inc.-
DelCap Fund
Financial Highlights
March 31, 1997

-------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                   DelCap Fund A Class
                                            -----------------------------------------------------------------------
                                              Six Months
                                                Ended                      Year Ended September 30,
                                               3/31/97(1)     1996        1995       1994         1993        1992
                                             (Unaudited)
Net asset value, beginning of period........   $30.740      $28.870     $25.570     $26.080      $20.730    $21.470

Income (loss) from investment operations:
 Net investment (loss)......................    (0.110)(2)   (0.208)(2)  (0.166)(2)  (0.218)      (0.125)    (0.059)
 Net realized and unrealized gain (loss) from
  security transactions.....................    (3.090)       5.618       5.296       0.528        5.475     (0.651)
                                               -------      -------     -------     -------      -------    -------
 Total from investment operations...........    (3.200)       5.410       5.130       0.310        5.350     (0.710)
                                               -------      -------     -------     -------      -------    -------
Less distributions:
 Dividends from net investment income             none        none        none        none         none      (0.030)
 Distributions from net realized gain on
  security transactions.....................    (3.590)      (3.540)     (1.830)     (0.820)       none       none
                                               -------      -------     -------     -------      -------    -------
 Total distributions........................    (3.590)      (3.540)     (1.830)     (0.820)       none      (0.030)
                                               -------      -------     -------     -------      -------    -------
Net asset value, end of period..............   $23.950      $30.740     $28.870     $25.570      $26.080    $20.730
                                               =======      =======     =======     =======      =======    =======
Total return(3).............................   (11.57%)      21.09%      22.04%       1.17%       25.81%     (3.32%)

Ratios/supplemental data:
 Net assets, end of period (000 omitted)....  $730,681     $923,248    $888,571    $890,787   $1,057,358   $993,125
 Ratio of expenses to average net assets....     1.34%        1.35%       1.37%       1.35%        1.30%      1.39%
 Ratio of net investment loss to average
  net assets................................    (0.80%)      (0.74%)     (0.67%)     (0.68%)      (0.43%)    (0.26%)
 Portfolio turnover.........................      107%          72%         51%         34%          51%        24%
 Average commission rate paid...............   $0.0600      $0.0600         N/A         N/A          N/A        N/A
-------------------
(1) Ratios have been annualized and total retrun has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Does not include maximum sales charge that is or was in effect nor the 1%
    limited contingent deferred sales charge that would apply in the event of certain redemptions within 12 months of purchase.

                             1997 SEMI-ANNUAL REPORT
12

-------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                            DelCap Fund B Class                     DelCap Fund C Class
                                             -----------------------------------------------     -------------------------
                                              Six Months      Year       Year        9/6/94(2)   Six Months     11/29/95(2)
                                                Ended         Ended      Ended         to           Ended          to
                                              3/31/97(1)     9/30/96    9/30/95      9/30/94      3/31/97(1)     9/30/96
                                             (Unaudited)                                        (Unaudited)

Net asset value, beginning of period.......    $30.300      $28.680     $25.560       $25.180     $30.570        $28.880

Income (loss) from investment operations:
 Net investment loss.......................     (0.201)(3)   (0.400)(3)  (0.340)(3)    (0.008)     (0.202)(3)     (0.359)(3)
 Net realized and unrealized gain from
  security transactions....................     (3.029)       5.560       5.290         0.388      (3.058)         5.589
                                               -------      -------     -------       -------     -------        -------
 Total from investment operations..........     (3.230)       5.160       4.950         0.380      (3.260)         5.230

Less distributions:
 Dividends from net investment income.....        none         none        none         none        none           none
 Distributions from net realized gain on
  security transactions ..................      (3.590)      (3.540)     (1.830)        none       (3.590)        (3.540)
                                               -------      -------     -------       -------     -------        -------
 Total distributions......................      (3.590)      (3.540)     (1.830)        none       (3.590)        (3.540)
                                               -------      -------     -------       -------     -------        -------
Net asset value, end of period............     $23.480      $30.300     $28.680       $25.560     $23.720        $30.570
                                               =======      =======     =======       =======     =======        =======
Total return(4)...........................     (11.89%)      20.27%      21.34%         1.51%     (11.88%)        20.38%

Ratios/supplemental data:
 Net assets, end of period (000 omitted)..     $16,172      $13,239      $2,710          $287      $2,489        $1,947
 Ratio of expenses to average net assets..       2.04%        2.05%       2.07%         2.05%       2.04%         2.05%
 Ratio of net investment loss to average
  net assets..............................      (1.50%)      (1.44%)     (1.37%)       (1.38%)     (1.50%)       (1.44%)
 Portfolio turnover.......................        107%          72%         51%           34%        107%           72%
 Average commission rate paid.............     $0.0600      $0.0600         N/A           N/A     $0.0600       $0.0600
-------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Date of initial public offering; ratios have been annualized and total return has not been annualized.
(3) The average shares outstanding method has been applied for per share information.
(4) Does not include contingent deferred sales charge which varies from 1%-4%
    for DelCap Fund B Class and 1% for DelCap Fund C Class depending upon the holding period.


                             1997 SEMI-ANNUAL REPORT

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                        DelCap Institutional Class
                                                        ----------------------------------------------------------
                                                        Six Months       Year        Year          Year     11/9/92(2)
                                                          Ended          Ended       Ended        Ended       Ended
                                                         3/31/97(1)     9/30/96     9/30/95      9/30/94     9/30/93
                                                       (Unaudited)(3)
Net asset value, beginning of period...............       $31.160       $29.130     $25.710      $26.140      $22.000

Income (loss) from investment operations:
 Net investment loss...............................        (0.069)(3)    (0.123)(3)  (0.091)(3)   (0.080)      (0.027)
 Net realized and unrealized gain from
  security transactions............................        (3.141)        5.693       5.341        0.470        4.167
                                                          -------       -------     -------      -------      -------
 Total from investment operations..................        (3.210)        5.570       5.250        0.390        4.410

Less distributions:
 Dividends from net investment income..............          none          none        none         none        none
 Distributions from net realized gain on
  security transactions............................        (3.590)       (3.540)     (1.830)      (0.820)       none
                                                          -------       -------     -------      -------      -------
 Total distributions...............................        (3.590)       (3.540)     (1.830)      (0.820)       none
                                                          -------       -------     -------      -------      -------
Net asset value, end of period.....................       $24.360       $31.160     $29.130      $25.710      $26.140
                                                          =======       =======     =======      =======      =======

Total return.......................................       (11.43%)       21.44%      22.45%        1.48%       21.31%

Ratios/supplemental data:
 Net assets, end of period (000 omitted)...........      $119,423      $178,197    $129,378     $110,126      $85,588
 Ratio of expenses to average net assets...........         1.04%         1.05%       1.07%        1.05%        1.02%
 Ratio of net investment loss to average net assets        (0.50%)       (0.44%)     (0.37%)      (0.38%)      (0.15%)
 Portfolio turnover................................          107%           72%         51%          34%          51%
 Average commission rate paid......................       $0.0600       $0.0600         N/A          N/A          N/A

(1) Ratios have been annualized and total return has not been annualized.
(2) Date of initial public offering; ratios and total return have been annualized.
(3) The average shares outstanding method has been applied for per share information.


                             1997 SEMI-ANNUAL REPORT
14

DELAWARE GROUP EQUITY FUNDS IV, INC. - DELCAP FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 1997
(UNAUDITED)
--------------------------------------------------------------------------------
Delaware Group Equity Funds IV, Inc.- Delcap Fund, formerly known as Delaware Group Delcap Fund, Inc. - Concept I Series (the "Fund") is registered as a diversified open-end investment company under the Investment Company Act of 1940. The Fund is organized as a Maryland corporation and offers four classes of shares.

The investment objective of the Fund is to seek long-term capital growth by investing in common stocks and securities convertible into common stocks of companies that have a demonstrated history of growth and have the potential to support continued growth.

1.  Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund:

Security Valuation - Securities listed on an exchange are valued at the last quoted sales price as of 4:00 pm EST on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Money market instruments having less than 60 days to maturity are valued at amortized cost which approximates market value.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes is required in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Group of Funds. The aggregated daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Class Accounting - Investment income, common expenses, and realized and unrealized gains (losses) are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principals requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all Funds within the Delaware Group of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Original issue discounts are accreted to interest income over the lives of the respective securities.

2.  Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company, Inc. (DMC), the Investment Manager of the Fund, an annual fee which is calculated daily at the rate of 0.75% of the net assets of the Fund less fees paid to the independent directors. At March 31, 1997, the Fund had a liability for Investment Management fees and other expenses payable to DMC for $29,883.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee of 0.30% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B Class and C Class. No distribution expenses are paid by the Institutional Class. For the six months ended March 31, 1997, DDLP earned $106,495 for commissions on sales of DelCap Fund A Class shares.

The Fund has engaged Delaware Service Company, Inc. (DSC) and Delaware Investment & Retirement Services, Inc. (DIRSI), affiliates of DMC, to serve as dividend disbursing and transfer agents for the Fund. For the six months ended March 31, 1997, the Fund has expensed $998,251 for these services. The Fund also engaged DSC to provide accounting services for the Fund. For the six months ended March 31, 1997, the Fund has expensed $152,044 for these services. Previously fund personnel provided this service and the related costs were recorded in salaries and other expense categories in the Statement of Operations. At March 31, 1997, the Fund had a liability for dividend disbursing, transfer agent, and accounting service fees and other expenses payable to DSC and DIRSI for $68,270.

Certain officers of DMC are officers, directors, and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund.

3.  Investments
During the six months ended March 31, 1997, the Fund made purchases of $510,847,935 and sales of $605,684,697 of investment securities other than U.S. government securities and temporary cash investments.

At March 31, 1997 unrealized appreciation for federal income tax purposes aggregated $137,447,437 of which $194,859,635 related to unrealized appreciation of securities and $57,412,198 related to unrealized depreciation of securities. At March 31, 1997, the aggregate cost of securities for federal tax purposes was $748,457,502.

4.  Capital Stock
Transactions in capital stock shares were as follows:

                                       SIX MONTHS           YEAR
                                          ENDED             ENDED
                                         3/31/97           9/30/96
                                       -----------       ----------
Shares sold:
 Delcap Fund A Class.................   9,632,607        11,382,634
 Delcap Fund B Class.................     252,724           368,919
 Delcap Fund C Class.................      52,626            64,725
 Delcap Fund Institutional Class.....     983,100         2,690,557

Shares issued upon reinvestment
 of dividends from net realized gain
 from security transactions:
 Delcap Fund A Class.................   3,610,756         3,634,623
 Delcap Fund B Class.................      69,979            16,313
 Delcap Fund C Class.................       8,670                 -
 Delcap Fund Institutional Class.....     762,796           610,514
                                       ----------        ----------
                                       15,373,258        18,768,285
                                       ----------        ----------
Shares repurchased:
 Delcap Fund A Class................. (12,771,241)     (15,762,489)
 Delcap Fund B Class.................     (70,927)         (42,795)
 Delcap Fund C Class.................     (20,045)          (1,044)
 Delcap Fund Institutional Class.....  (2,562,515)      (2,022,635)
                                       ----------        ----------
                                      (15,424,728)     (17,828,963)
                                       ----------        ----------
 Net increase (decrease).............     (51,470)         939,322
                                       ===========       ==========
5.  Lines of Credit
The Fund has a committed line of credit for $15 million. No amount was outstanding at March 31, 1997 or at any time during the last fiscal period.

                             1997 SEMI-ANNUAL REPORT

THIS SEMI-ANNUAL REPORT IS FOR THE INFORMATION OF DELCAP FUND SHAREHOLDERS, BUT IT MAY BE USED WITH PROSPECTIVE INVESTORS WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS FOR DELCAP FUND, WHICH SETS FORTH DETAILS ABOUT CHARGES, EXPENSES, INVESTMENT OBJECTIVES AND OPERATING POLICIES OF THE FUND. YOU SHOULD READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST. SUMMARY INVESTMENT RESULTS ARE DOCUMENTED IN THE FUND'S CURRENT STATEMENT OF ADDITIONAL INFORMATION. THE FIGURES IN THIS REPORT REPRESENT PAST RESULTS WHICH ARE NOT A GUARANTEE OF FUTURE RESULTS. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

INVESTMENT MANAGER
Delaware Management Company, Inc.
Philadelphia

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
Philadelphia

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING AND
TRANSFER AGENT
Delaware Service Company, Inc.
Philadelphia

1818 Market Street
Philadelphia, PA 19103-3682

FOR SHAREHOLDERS
1.800.523.1918

FOR SECURITIES DEALERS
1.800.362.7500

FOR FINANCIAL INSTITUTIONS
REPRESENTATIVES
1.800.659.2265

                               [PICTURE OF GLOBE]

Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan: however, shares of the Fund are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of principal. Shares of the Fund are not bank or credit union deposits.

DELAWARE
GROUP
--------
Philadelphia o London

Copy Rights Delaware Distributors, L.P.
Printed in the USA on recycled paper
SA-016 [3/97] PP5/97
(X-179)